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                       TRINET CORPORATE REALTY TRUST, INC.
                       ONE EMBARCADERO CENTER, 33RD FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111



                                                                    May 10, 1999


Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Annual Meeting of TriNet Corporate Realty Trust, Inc. on May 26, 1999, at which your Board of Directors has unanimously recommended that stockholders vote FOR each of the proposals being considered.

Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your continued support.

Very truly yours,



Robert W. Holman, Jr.
-----------------------
Robert W. Holman, Jr.
Chairman and
Chief Executive Officer



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             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
              PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.
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